Rights Offering and Change in Conversion Ratio of Preferred Shares	9 Months Ended
Sep. 30, 2015
Rights Offering And Change In Conversion Ratio Of Preferred Shares
Rights offering and change in conversion ratio of preferred shares

10.	RIGHTS OFFERING AND CHANGE IN CONVERSION RATIO OF PREFERRED SHARES

Effective August 3, 2015, the Company commenced a rights offering to certain of its existing stockholders. Pursuant to the terms of the Series A preferred stock, the Series F preferred stock, the Series G preferred stock and the Series H preferred stock, as a result of the Company’s commencement of the rights offering, the Company adjusted the conversion ratio applicable to each series of preferred stock.